UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 22, 2022

Date of report (Date of earliest event reported)

IMAX Corporation

(Exact Name of Registrant as Specified in Its Charter)

Canada	001-35066	98-0140269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2525 Speakman Drive Mississauga, Ontario, Canada L5K 1B1	902 Broadway, Floor 20 New York, New York, USA 10010
(905) 403-6500	(212) 821-0100

(Address of principal executive offices, zip code, telephone numbers)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	IMAX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02	Unregistered Sales of Equity Securities.

The information provided in Item 8.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02. The Shares (as defined below) were issued to the Sellers (as defined below) pursuant to the exemption from registration requirements of Securities Act of 1933, as amended (the “Securities Act”), provided under Section 4(a)(2) and Regulation D promulgated thereunder or Regulation S promulgated thereunder, as applicable.

Item 7.01	Regulation FD Disclosures.

On September 22, 2022, IMAX Corporation (the “Company”) issued a press release announcing the acquisition of SSIMWAVE Inc. (“SSIMWAVE”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On and after September 22, 2022, representatives of the Company and SSIMWAVE will share information about the transaction to various investors. The materials will include the slides attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On September 22, 2022 (the “Closing Date”), the Company acquired 100% of the issued and outstanding shares of SSIMWAVE (the “Acquisition”) pursuant to a share purchase agreement, dated as of September 22, 2022, by and among the Company, SSIMWAVE, the sellers parties thereto (the “Sellers”), and Abdul Rehman, an individual, solely in his capacity as the initial representative. SSIMWAVE provides perceptual quality measurement and optimization solutions based on artificial intelligence technologies for leading media and entertainment companies. Following the Acquisition, SSIMWAVE became a wholly-owned subsidiary of the Company.

As consideration for the Acquisition, on the Closing Date, the Company paid to the Sellers approximately $18,500,000 in cash, subject to customary adjustments, and issued to the Sellers 160,547 common shares, no par value of the Company (the “Shares”), which were valued at approximately $2,500,000 in the aggregate based on a volume weighted average price over 15 consecutive trading days ending on (and including) September 16, 2022. In addition, certain Sellers will be eligible to receive additional earn-out payments from the Company valued in an aggregate amount up to $2,000,000 in cash, contingent upon and following the achievement of certain commercial and financial milestones by specified time periods. Following the Acquisition, all 39 employees of SSIMWAVE will continue their employment with SSIMWAVE (the “Employees”). Certain Employees will be eligible for a one-time employee bonus plan in an aggregate amount up to $2,000,000 in cash, contingent upon and following the achievement of certain commercial and financial milestones by specified time periods.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 22, 2022.

99.2	Investor Materials.

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAX Corporation
(Registrant)
Date: September 22, 2022

	By:	/s/ Robert D. Lister
	Name:	Robert D. Lister
	Title:	Chief Legal Officer and Senior Executive Vice President

	By:	/s/ Kevin Glass
	Name:	Kevin Glass
	Title:	Senior Vice President and Associate General Counsel, Legal Affairs and Business Development

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